Proforma Effect in Net Revenue, Net Income and Earnings Per Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Firecrest Clinical Limited	Dec. 31, 2010 Firecrest Clinical Limited	Dec. 31, 2011 Oxford Outcomes Limited	Dec. 31, 2010 Oxford Outcomes Limited	Dec. 31, 2010 Timaq Medical Imaging	Dec. 31, 2009 Timaq Medical Imaging
Business Acquisition [Line Items]
Net revenue	$ 952,729	$ 906,311	$ 945,729	$ 919,524	$ 900,370	$ 888,929
Net income	$ 25,851	$ 86,127	$ 22,880	$ 91,524	$ 86,594	$ 93,332
Basic earnings per share	$ 0.43	$ 1.44	$ 0.38	$ 1.53	$ 1.45	$ 1.59
Diluted earnings per share	$ 0.42	$ 1.42	$ 0.37	$ 1.51	$ 1.43	$ 1.56